[Scudder Investments logo]

Scudder Aggressive Growth Fund

Classes A, B, C and I

Semiannual Report

March 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Aggressive Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KGGAX	81111M-107
Class B	KGGBX	81111M-206
Class C	KGGCX	81111M-305

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary March 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Aggressive Growth Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A	18.25%	-8.84%	-1.07%	8.79%	7.96%
Class B	17.77%	-9.68%	-2.02%	7.83%	7.00%
Class C	17.82%	-9.70%	-2.12%	7.78%	6.95%
Russell 3000 Index+	12.84%	1.77%	-1.10%	10.16%	9.83%
Standard & Poor's 500 Index++	10.97%	.21%	-2.54%	10.17%	10.22%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 3/31/02	$ 13.41	$ 12.79	$ 12.76
9/30/01	$ 11.34	$ 10.86	$ 10.83

Class A Lipper Rankings* - Multi-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	291	of	467	63
3-Year	115	of	267	43
5-Year	102	of	186	55

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder Aggressive Growth Fund - Class A -- Russell 3000 Index+ - - - Standard & Poor's 500 Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder Aggressive Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(b)	Growth of $10,000	$8,592	$9,126	$14,363	$14,075
	Average annual total return	-14.08%	-3.00%	7.51%	6.74%
Class B(b)	Growth of $10,000	$8,762	$9,220	$14,476	$14,154
	Average annual total return	-12.38%	-2.67%	7.68%	6.86%
Class C(b)	Growth of $10,000	$9,030	$9,378	$14,542	$14,221
	Average annual total return	-9.70%	-2.12%	7.78%	6.95%
Russell 3000 Index+	Growth of $10,000	$10,177	$9,674	$16,222	$16,363
	Average annual total return	1.77%	-1.10%	10.16%	9.83%
Standard & Poor's 500 Index++	Growth of $10,000	$10,021	$9,257	$16,230	$16,665
	Average annual total return	.21%	-2.54%	10.17%	10.22%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-, 5-year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on December 31, 1996.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 3000 index is an unmanaged index comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.
++ The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g. political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, momentum is building for an economic and market recovery.

Economists have been looking to consumer spending and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The Federal Funds Rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" at least as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 3/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid-to-high single digits this year.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. A diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 31, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Sewall Hodges, lead portfolio manager of Scudder Aggressive Growth Fund, discusses the fund's results and strategy for the six-month period ended March 31, 2002. Mr. Hodges also provides an outlook for the balance of the 2002 fiscal year.

Q: During the first half of the fiscal year that began October 1, 2001, the U.S. economy began to recover from its first recession since the early 1990s. How has Scudder Aggressive Growth Fund performed since October?

A: Scudder Aggressive Growth Fund rose 18.25 percent (Class A shares unadjusted for sales charge) for the six-month period ended March 31, 2002. This was more than the 14.14 percent return for the period among funds in Lipper's Multi-Cap Growth Funds category, the fund's peer group, and more than the 10.97 percent return of the Standard & Poor's 500 index, an unmanaged group of large-company stocks that is the fund's benchmark. The unmanaged Russell 1000 Growth Index, a group of large-company stocks that fit the Frank Russell Co.'s definition of growth-style investments, rose 12.16 percent over the same period.

As you know, the portfolio's risk profile is higher than that of the overall equity market. Unlike the S&P 500 and Russell 1000 Growth indices, the fund's portfolio has a significant number of small-company stocks that we believe have stronger-than-average long-term growth prospects. With 64 holdings as of March 31, Scudder Aggressive Growth Fund's portfolio is also more concentrated than either index, each of which has hundreds of stocks. That means price movements in any one stock can have more of an effect on fund performance than on index performance.

We manage Scudder Aggressive Growth Fund to be a stock picker's fund, and we are pleased to report that the fund's outperformance for the six months ended March 31 was achieved through stock selection, notably in small- to mid-size technology stocks. This area has been quite volatile for the past two years. However, for patient investors with a long-term investment horizon, we believe technology stocks, particularly small- and mid-size stocks, can be exceptionally rewarding. We plan to continue investing a substantial share of the fund's portfolio in this area.

Q: How was Scudder Aggressive Growth Fund's portfolio positioned?

A: Slightly less than half of Scudder Aggressive Growth Fund's assets were invested in technology stocks from September to March. Gains in some technology stocks such as software and semiconductor stocks were especially robust. Other technology segments such as telecom fared poorly amid a bleak outlook for telecom-related capital equipment spending. The fund fully participated in the technology sector's recovery, even as we held a significant cash position. In general, investors grew confident that corporations were taking steps to adapt to potential terrorism while reducing business-related travel. This boosted prospects for technology companies involved in teleconferencing and security. Following September 11, securities analysts reduced earnings expectations to more realistic levels while early signs of an economic recovery helped energize the investing climate. Stocks that had been some of the most volatile earlier in 2001 were the biggest beneficiaries of a fourth-quarter rally.

Market Capitalization as of March 31, 2002 Percent in companies in each category
Company Size Billions in market capitalization	Small <$1.5	Mid-size $1.5 to $5	Large >$5
Scudder Aggressive Growth Fund portfolio	17.25%	26.94%	55.81%
Standard & Poor's 500 index	3.20%	25.40%	71.40%

Source: Deutsche Investment Management Americas Inc.
Fund portfolio composition is subject to change. Market capitalization represents a company's stock price multiplied by the number of its shares outstanding.

As the rally progressed, we added to existing positions of stocks we liked, reducing our cash position from 33 percent of the portfolio as of September 30 to 22 percent of the portfolio as of March 31. Within technology, we achieved strong returns from three software companies that were among the fund's top 10 holdings as of March 31 - PeopleSoft, Mercury Interactive and Fiserv. We believe the fund outperformed the average aggressive growth fund in this challenging sector because we focused on well-run companies with relatively low levels of debt and solid growth prospects.

Q: How do you attempt to reduce investment risk in the portfolio?

A: A healthy balance sheet is one of several characteristics we look for when reviewing stocks. If a company's finances are strong and transparent, it suggests a firm is well positioned to not only survive an economic downturn but also thrive when business and consumer demand is robust. As of March 31, 2002, companies in Scudder Aggressive Growth Fund's portfolio had a debt level of 18.27 percent, a level that was only about half the level of the Standard & Poor's 500 index. Meanwhile, the historical earnings growth rate of companies in the fund's portfolio as of March 31 was more than twice that of Scudder Aggressive Growth Fund's benchmark.

Top five positive contributors to fund performance September 30, 2001 to March 31, 2002
Company	Industry	Percent of portfolio as of March 31, 2002
PeopleSoft	Computer software	2.6%
Mercury Interactive	Computer software	2.6%
Silicon Storage Technologies	Semiconductors	1.3%
Nabors Industries	Energy equipment	Sold
Fiserv	Financial software	3.3%

Source: Deutsche Investment Management Americas Inc.
Top five negative contributors to fund performance September 30, 2001 to March 31, 2002
Company	Industry	Percent of portfolio as of March 31, 2002
Andrx Group	Health care services	1.9%
SmartForce	Commercial services	0.7%
RSA Security	Computer software	Sold
Tyco	Conglomerate	1.5%
Waters	Life science instrumentation	1.4%

Source: Deutsche Investment Management Americas Inc.

Market conditions in the wake of the recent Enron accounting scandal have made the stock-screening process more challenging and yet more important than ever. We believe it is imperative to closely monitor the fundamental operations of every stock in the portfolio, particularly technology companies and rapidly growing businesses. We look for companies that historically have had the lowest probability of negative earnings surprises, and management teams who can clearly articulate how growth is being achieved. Generally, we seek stocks with:

• rapid revenue growth

• solid products with leading market share

• proven management teams

Debt levels and historical earnings growth rates as of March 31, 2002
	Total debt as a percentage of a company's market value	Five-year historical earnings growth 1996-2001
Scudder Aggressive Growth Fund portfolio	18.27%	16.65%
Standard & Poor's 500 index	34.40%	7.95%

Source: Deutsche Investment Management Americas Inc.
Historical information is as of 3/31/02. Past performance and earnings growth is not a guarantee of future results.

Q: Have you made any changes to attempt to improve performance?

A: We are confident in the soundness of the fund's investment process and we fully expect to continue our commitment to an aggressive growth strategy. Still, we recognize that the market has a long way to go to rebuild the investor confidence that appears to have been compromised in the treacherous environment of the past several years. In the most recent fiscal period, we did not need to hold back on the fund's trading activity to reduce capital gains distributions, and this, in our opinion, contributed to the fund's strong short-term results.

Q: How did sectors other than information technology perform?

A: Health care stocks offered mixed results and we missed an opportunity to pick up short-term bargains in retailing. Andrx Group, health care services provider and the fund's largest holding at the start of the fiscal year, disappointed us and we have reduced the fund's positioning in the stock. Retailers such as Home Depot and Wal-Mart provided strong returns from October to March as consumers shifted spending to discount stores. We did not own these three stocks because they did not fit the fund's long-term growth discipline. Another source of disappointment was Tyco, a conglomerate whose operations include financial services and manufacturing alarm systems and health care devices. Tyco shares plunged sharply amid investor fears about the company's accounting practices that we believe are temporary, and we have maintained our position in what we believe is a company with solid growth potential.

Q: What's your outlook for the remainder of fiscal year 2002?

A: By focusing on companies that stand up to rigorous financial scrutiny, we believe the portfolio is well positioned for an economic rebound as well as a rise in interest rates later this year. We remained committed to a growth-style investing mandate. Every decade has its investment excesses, and in our view, we are currently in the midst of a healthy cleansing period that will restore investor confidence in markets and the fiscal accountability of corporations. We believe that the investment climate is gradually changing for the better, and that a new cycle of growth is on the horizon.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Asset Allocation	3/31/02	9/30/01

Common Stocks	78%	67%
Cash Equivalents	22%	33%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/02	9/30/01

Technology	49%	46%
Service Industries	13%	10%
Health	12%	16%
Energy	6%	9%
Financial	4%	4%
Consumer Discretionary	4%	3%
Media	3%	2%
Manufacturing	3%	1%
Communications	2%	1%
Other	4%	8%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2002 (25.5% of Portfolio)
1. Symbol Technologies, Inc. Manufacturer of bar code laser scanners	3.3%
2. Fiserv, Inc. Provider of data processing services	3.3%
3. Paychex, Inc. Provider of payroll and human resources services	2.9%
4. Microsoft Corp. Developer of computer software	2.6%
5. Mercury Interactive Corp. Producer of automated software testing tools	2.6%
6. PeopleSoft, Inc. Manufacturer of human resources management software	2.6%
7. Harley-Davidson, Inc. Manufacturer of motorcycles	2.5%
8. Andrx Group Producer of genetic controlled-released oral pharmaceuticals	1.9%
9. Medtronic, Inc. Manufacturer of cardiac pacemakers	1.9%
10. Check Point Software Technologies Ltd. Developer, marketer and supporter of management solutions for active networks	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 78.3%
Communications 1.9%
Telephone/Communications
Time Warner Telecom, Inc. "A"*	266,900	1,622,752
Triton PCS Holdings, Inc. "A"*	195,700	1,994,183
		3,616,935
Consumer Discretionary 3.0%
Apparel & Shoes 0.5%
Brown Shoe Co.	49,600	965,216
Recreational Products 2.5%
Harley-Davidson, Inc.	86,900	4,790,797
Consumer Staples 0.5%
Package Goods/Cosmetics
Estee Lauder Companies, Inc. "A"	27,600	942,816
Durables 1.0%
Telecommunications Equipment
Amdocs Ltd.*	74,400	1,982,760
Energy 4.7%
Oil & Gas Production 3.7%
Anadarko Petroleum Corp.	32,600	1,839,944
EOG Resources, Inc.	51,700	2,096,952
Talisman Energy, Inc.	75,000	3,127,942
		7,064,838
Oilfield Services/Equipment 1.0%
Precision Drilling Corp. "A"*	61,900	1,978,324
Financial 3.3%
Other Financial Companies 1.3%
State Street Bank and Trust Corp.	45,800	2,536,404
Insurance 2.0%
Everest Re Group, Ltd.	26,500	1,837,510
Progressive Corp.	11,700	1,949,454
		3,786,964
Health 9.8%
Health Industry Services 0.9%
DaVita, Inc.*	68,400	1,730,520
Medical Supply & Specialty 3.3%
Medtronic, Inc.	80,505	3,639,631
Waters Corp.*	93,300	2,609,601
		6,249,232
Pharmaceuticals 5.6%
Andrx Group*	98,300	3,729,502
Biovail Corp.*	71,200	3,558,576
Teva Pharmaceutical Industries Ltd. (ADR)	33,600	1,836,912
Watson Pharmaceuticals, Inc.*	61,500	1,666,035
		10,791,025
Manufacturing 2.2%
Diversified Manufacturing 1.5%
Tyco International Ltd.	90,500	2,924,960
Electrical Products 0.7%
Nanometrics, Inc.*	74,500	1,373,780
Media 2.1%
Broadcasting & Entertainment
Univision Communications, Inc. "A"*	56,000	2,352,000
Viacom, Inc. "B"*	34,306	1,659,381
		4,011,381
Service Industries 10.0%
EDP Services 4.4%
Automatic Data Processing, Inc.	36,100	2,103,547
Fiserv, Inc.*	136,550	6,279,935
		8,383,482
Miscellaneous Commercial Services 3.7%
Paychex, Inc.	141,200	5,605,640
Plexus Corp.*	58,600	1,382,960
		6,988,600
Printing/Publishing 1.9%
Dow Jones & Co., Inc.	61,800	3,597,996
Technology 38.2%
Computer Software 16.7%
BEA Systems, Inc.*	69,900	958,329
Check Point Software Technologies Ltd.*	119,100	3,620,640
Comverse Technologies, Inc.*	45,200	572,684
Intuit, Inc.*	69,300	2,658,348
Mercury Interactive Corp.*	133,500	5,026,275
Microsoft Corp.*	83,800	5,053,978
PDF Solutions, Inc.*	88,500	1,517,775
PeopleSoft, Inc.*	133,700	4,884,061
RSA Security, Inc.*	109,950	989,550
SAP AG (ADR)	57,200	2,127,840
SmartForce PLC (ADR)*	129,400	1,358,700
Verity, Inc.*	181,700	3,212,456
		31,980,636
EDP Peripherals 5.3%
Brocade Communications Systems, Inc.*	49,100	1,325,700
EMC Corp.*	97,300	1,159,816
Network Appliance, Inc.*	64,900	1,322,662
Symbol Technologies, Inc.	561,300	6,309,012
		10,117,190
Electronic Components/Distributors 4.0%
Analog Devices, Inc.*	59,800	2,693,392
Applied Micro Circuits Corp.*	80,400	643,200
Cisco Systems, Inc.*	110,500	1,870,765
Sandisk Corp.*	50,200	1,089,340
Vishay Intertechnology, Inc.*	65,200	1,326,168
		7,622,865
Precision Instruments 1.7%
Cirrus Logic, Inc.*	54,600	1,030,302
Photon Dynamics, Inc.*	43,500	2,213,715
		3,244,017
Semiconductors 10.5%
Atmel Corp.*	318,800	3,232,632
Elantec Semiconductor, Inc.*	54,600	2,335,242
Linear Technology Corp.	77,900	3,444,738
Microchip Technology, Inc.*	54,700	2,288,101
Micron Technology, Inc.*	37,300	1,227,170
Pericom Semiconductor Corp.*	127,700	1,805,678
QLogic Corp.*	40,200	1,990,704
Silicon Storage Technology, Inc.*	234,400	2,472,920
Siliconix, Inc.*	11,700	351,000
Vitesse Semiconductor Corp.*	99,300	973,140
		20,121,325
Transportation 0.6%
Air Freight
EGL, Inc.*	72,400	1,147,540
Other 1.0%
Standard & Poor's 500 Depository Receipt Trust, Series I	16,000	1,832,640
Total Common Stocks (Cost $190,826,430)		149,782,243

	Principal Amount ($)	Value ($)
Commercial Paper 10.4%
Federal National Mortgage Association, 1.76%**, 4/26/2002 (Cost $19,975,556)	20,000,000	19,975,556

	Shares	Value ($)
Cash Equivalents 11.3%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $21,608,445)	21,608,445	21,608,445
Total Investment Portfolio - 100.0% (Cost $232,410,431) (a)		191,366,244

* Non-income producing security.
** Annualized yield at time of purchase, not a coupon rate
(a) The cost for federal income tax purposes was $232,441,916. At March 31, 2002, net unrealized depreciation for all securities based on tax cost was $41,075,672. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,583,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,658,681.
(b) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $232,410,431)	$ 191,366,244
Cash	10,000
Dividends receivable	26,398
Receivable for Fund shares sold	185,050
Total assets	191,587,692
Liabilities
Payable for investments purchased	151,120
Payable for Fund shares redeemed	343,233
Accrued management fee	100,459
Other accrued expenses and payables	185,197
Total liabilities	780,009
Net assets, at value	$ 190,807,683
Net Assets
Net assets consist of: Accumulated net investment loss	$ (863,452)
Net unrealized appreciation (depreciation) on investments	(41,044,187)
Accumulated net realized gain (loss)	(27,563,232)
Paid-in capital	260,278,554
Net assets, at value	$ 190,807,683

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited) (continued)
Net Asset Value and Offering Price
Class A Shares Net Asset Value and redemption price per share ($98,706,108 / 7,362,072 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.41
Maximum offering price per share (100 / 94.25 of $13.41)	$ 14.23
Class B Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($62,948,466 / 4,922,361 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.79
Class C Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,619,700 / 1,773,153 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.76
Class I Shares Net Asset Value, offering and redemption price per share ($6,533,409 / 486,329 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,640)	$ 169,169
Interest	478,326
Total Income	647,495
Expenses: Management fee	485,657
Administrative fee	465,972
Distribution service fees	546,724
Trustees' fees and expenses	9,047
Other	3,723
Total expenses, before expense reductions	1,511,123
Expense reductions	(176)
Total expenses, after expense reductions	1,510,947
Net investment income (loss)	(863,452)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(19,464,364)
Written options	109,715
Foreign currency related transactions	(181)
(19,354,830)
Net unrealized appreciation (depreciation) during the period on investments	48,993,242
Net gain (loss) on investment transactions	29,638,412
Net increase (decrease) in net assets resulting from operations	$ 28,774,960

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income (loss)	$ (863,452)	$ (576,638)
Net realized gain (loss) on investment transactions	(19,354,830)	(8,206,142)
Net unrealized appreciation (depreciation) on investment transactions during the period	48,993,242	(144,093,789)
Net increase (decrease) in net assets resulting from operations	28,774,960	(152,876,569)
Distributions to shareholders from: Net realized gains: Class A	-	(1,106,579)
Class B	-	(766,394)
Class C	-	(224,462)
Fund share transactions: Proceeds from shares sold	53,482,471	226,572,355
Reinvestment of distributions	-	2,020,538
Cost of shares redeemed	(51,174,211)	(181,489,045)
Net increase (decrease) in net assets from Fund share transactions	2,308,260	47,103,848
Increase (decrease) in net assets	31,083,220	(107,870,156)
Net assets at beginning of period	159,724,463	267,594,619
Net assets at end of period (including accumulated net investment loss of ($863,452) at March 31, 2002)	$ 190,807,683	$ 159,724,463

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.34	$ 22.88	$ 15.42	$ 10.98	$ 12.60	$ 9.50
Income (loss) from investment operations: Net investment income (loss)	(.04)[c]	.04[c]	(.00)[c,d]	(.11)[c]	(.02)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.11	(11.41)	7.46	4.55	(1.05)	3.12
Total from investment operations	2.07	(11.37)	7.46	4.44	(1.07)	3.10
Less distributions from: Net realized gains on investment transactions	-	(.17)	-	-	(.55)	-
Net asset value, end of period	$ 13.41	$ 11.34	$ 22.88	$ 15.42	$ 10.98	$ 12.60
Total Return (%)[e]	18.25**	(49.95)	48.38	40.44[f]	(8.67)[f]	32.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	86	142	40	21	6
Ratio of expenses before expense reductions (%)	1.23*	1.51[g]	1.40	1.59	1.46	1.49*
Ratio of expenses after expense reductions (%)	1.23*	1.51[g]	1.40	1.30	1.25	1.49*
Ratio of net investment income (loss) (%)	(.56)*	.21	(.01)	(.81)	(.42)	(.35)*
Portfolio turnover rate (%)	59*	44	101	125	190	364*

a For the six months ended March 31, 2002 (Unaudited).
b For the period December 31, 1996 (commencement of operations) to September 30, 1997.
c Based on average shares outstanding during the period.
d Less than $0.005 per share
e Total return does not reflect the effect of any sales charges.
f Total return would have been lower had certain expenses not been reduced.
g The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 1.47%.
* Annualized
** Not annualized

Class B

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 22.14	$ 15.06	$ 10.83	$ 12.52	$ 9.50
Income (loss) from investment operations: Net investment income (loss)	(.09)[c]	(.12)[c]	(.20)[c]	(.24)[c]	(.04)[c]	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.02	(10.99)	7.28	4.47	(1.10)	3.10
Total from investment operations	1.93	(11.11)	7.08	4.23	(1.14)	3.02
Less distributions from: Net realized gains on investment transactions	-	(.17)	-	-	(.55)	-
Net asset value, end of period	$ 12.79	$ 10.86	$ 22.14	$ 15.06	$ 10.83	$ 12.52
Total Return (%)[d]	17.77**	(50.45)	47.01	39.06[e]	(9.30)[e]	31.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	55	98	28	14	4
Ratio of expenses before expense reductions (%)	2.05*	2.48[f]	2.33	2.77	2.81	2.41*
Ratio of expenses after expense reductions (%)	2.05*	2.48[f]	2.32	2.17	2.12	2.41*
Ratio of net investment income (loss) (%)	(1.38)*	(.75)	(.95)	(1.68)	(1.29)	(1.27)*
Portfolio turnover rate (%)	59*	44	101	125	190	364*

a For the six months ended March 31, 2002 (Unaudited).
b For the period December 31, 1996 (commencement of operations) to September 30, 1997.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 2.41%.
* Annualized
** Not annualized

Class C

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.83	$ 22.11	$ 15.06	$ 10.84	$ 12.53	$ 9.50
Income (loss) from investment operations: Net investment income (loss)	(.09)[c]	(.15)[c]	(.22)[c]	(.25)[c]	(.04)[c]	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.02	(10.96)	7.27	4.47	(1.10)	3.10
Total from investment operations	1.93	(11.11)	7.05	4.22	(1.14)	3.03
Less distributions from: Net realized gains on investment transactions	-	(.17)	-	-	(.55)	-
Net asset value, end of period	$ 12.76	$ 10.83	$ 22.11	$ 15.06	$ 10.84	$ 12.53
Total Return (%)[d]	17.82**	(50.52)	46.81	38.93[e]	(9.29)[e]	31.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	19	27	7	3	1
Ratio of expenses before expense reductions (%)	2.02*	2.62[f]	2.44	2.96	2.76	2.19*
Ratio of expenses after expense reductions (%)	2.02*	2.62[f]	2.43	2.30	2.10	2.19*
Ratio of net investment income (loss) (%)	(1.35)*	(.92)	(1.05)	(1.81)	(1.27)	(1.05)*
Portfolio turnover rate (%)	59*	44	101	125	190	364*

a For the six months ended March 31, 2002 (Unaudited).
b For the period December 31, 1996 (commencement of operations) to September 30, 1997.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 2.57%.
* Annualized
** Not annualized

Class I

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$13.65
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.23)
Total from investment operations	(.22)
Net asset value, end of period	$ 13.43
Total Return (%)[c]	(1.61)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses	.55*
Ratio of net investment income (loss) (%)	.05*
Portfolio turnover rate (%)	59*

a For the period December 3, 2001 (commencement of sales) to March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Aggressive Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001 the Fund had a net tax basis capital loss carry forward of approximately $1,684,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009, the expiration date.

In addition, from November 1, 2000 through September 30, 2001 the Fund incurred approximately $6,093,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $53,954,525 and $41,431,705, respectively.

Transactions in written options for the six months ended March 31, 2002, are summarized as follows:

	Contracts	Premium
Outstanding, beginning of period	-	$ -
Options written	3,932	286,095
Options closed	(81)	(6,453)
Options exercised	(1,691)	(160,342)
Options expired	(2,160)	(119,300)
Outstanding, end of period	-	$ -

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.65% of average daily net assets which is then adjusted upward or downward by a maximum of 0.20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock Index.

For the six months ended March 31, 2002 the Fund incurred a management fee as follows:

Base fee	$ 682,915
Performance adjustment	(197,258)
Total fees	$ 485,657

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 240,642	$ 37,080
Class B	167,831	31,843
Class C	55,392	10,678
Class I	2,107	567
	$ 465,972	$ 80,168

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 239,758	$ 42,351
Class C	83,087	14,543
	$ 322,845	$ 56,894

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 116,522	$ 21,425
Class B	79,729	21,095
Class C	27,628	6,122
	$ 223,879	$ 48,642

Underwriting Agreement and Contingent Deferred Sales charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002 aggregated $11,764.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated $140,838 and $1,770, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2002, SDI received $9,658.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $279,554 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $176 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,268,844	$ 29,852,296	10,023,177	$ 170,436,284
Class B	821,196	10,436,563	2,300,638	38,914,602
Class C	470,222	5,989,554	1,038,586	17,221,469
Class I*	527,499	7,204,058	-	-
		$ 53,482,471		$ 226,572,355
Shares issued in reinvestment of dividends
Class A	-	$ -	61,531	$ 1,076,180
Class B	-	-	43,002	725,874
Class C	-	-	12,959	218,484
Class I*	-	-	-	-
		$		$ 2,020,538
Shares redeemed
Class A	(2,520,524)	$ (33,297,078)	(8,687,646)	$ (144,821,194)
Class B	(941,739)	(12,033,593)	(1,720,146)	(27,294,083)
Class C	(414,559)	(5,278,620)	(577,216)	(9,373,768)
Class I*	(41,170)	(564,920)	-	-
		$ (51,174,211)		$ (181,489,045)
Net increase (decrease)
Class A	(251,680)	$ (3,444,782)	1,397,062	$ 26,691,270
Class B	(120,543)	(1,597,030)	623,494	12,346,393
Class C	55,663	710,934	474,329	8,066,185
Class I*	486,329	6,639,138	-	-
		$ 2,308,260		$ 47,103,848

* For the period December 3, 2001 (commencement of sales of Class I) to March 31, 2002.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Aggressive Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
8,017,856	187,704	280,803

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Performance Summary March 31, 2002

Average Annual Total Returns*
Life of Class**
Scudder Aggressive Growth Fund - Class I Shares	-1.61%
Russell 3000 Index+	7.35%
Standard & Poor's 500 Index++	3.45%

Performance is historical, includes reinvestment of dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends.
** On December 3, 2001, the Fund commenced offering Class I shares. Index comparisons begin November 30, 2001.
+ The Russell 3000 index is an unmanaged index comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.
++ The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Aggressive Growth Fund prospectus and the 2001 Annual Report for Scudder Aggressive Growth Fund.

(SAGF-ISUP)